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                             BOYAR VALUE FUND, INC.

                    Prospectus Supplement dated July 21, 2003
                         to Prospectus dated May 1, 2003

     Effective July 21, 2003, BISYS Fund Services, Inc., the administrator and fund accounting agent for the Boyar Value Fund, Inc. (the "Fund"), will assume the duties as the Fund's transfer agent from Integrated Fund Services, Inc.

     Further, effective July 21, 2003, purchase orders, redemption requests and other correspondence should be mailed to the Fund at the following address:

                  Boyar Value Fund, Inc.
                  P.O. Box 182917
                  Columbus, Ohio 43218-2917

     When purchasing shares of the Fund by wire transfer from your bank or other financial institution, please use the following wiring instructions:

                  Huntington National Bank
                  Account #:  01892226567
                  Attention:  Boyar Value Fund, Inc.
                  Routing #:  044000024
                  Account Name: [Insert your account registration here] For Account #: [Insert your Fund account number here]

     The Fund's toll-free number will not change. Please continue to call 1-800-266-5566 for information or assistance.

     The disclosure in the section entitled "HOW TO REDEEM SHARES" beginning on page 15 of the Fund's Prospectus is hereby amended to reflect that:

     You may redeem shares of the Fund on each day that the Fund is open for business by redeeming your shares by phone, by sending a written request to the transfer agent, or through a brokerage firm or financial institution. If you choose to redeem your shares by phone, you will need to let the transfer agent know how much you want to redeem (sell). You can redeem up to $100,000 in shares through a telephone redemption. Redemption requests over $100,000 must be handled by a written request to the transfer agent or through a brokerage firm or financial institution.

     If your redemption request is for more than $100,000 or if you would prefer to redeem your shares by sending a written request to the transfer agent or through a brokerage firm or financial institution, please follow the procedures stated in the Fund's Prospectus.

This Supplement replaces and supersedes any contrary information in the Fund's Prospectus.